                                                                  EXHIBIT 10.14a

                           WAIVER AND TENTH AMENDMENT


          WAIVER AND TENTH AMENDMENT (this "Tenth Amendment"), dated as of June
                                            ---------------
3, 1997, among PAMECO CORPORATION (formerly named MLX Refrigeration & Air Conditioning Group, Inc.), a Delaware corporation (the "Company"), NEW PAMECO
                                                        -------
GEORGIA CORPORATION, a Georgia corporation ("New Pameco"), and GENERAL ELECTRIC
                                             ----------
CAPITAL CORPORATION, a New York corporation ("GE Capital"), as the sole Lender
                                              ----------
and the Agent under the Credit Agreement described below.

                             W I T N E S S E T H :
                             -------------------


          WHEREAS, the Company and GE Capital, as the Agent and as the sole Lender, are parties to a Credit Agreement, dated as of March 19, 1992 (as amended prior to the date hereof and as the same is being and may be further amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"); and
---------

          WHEREAS, it is contemplated that the Company and its parent, Pameco Holdings, Inc., a Delaware corporation ("Holdings"), be merged on this date with
                                         --------
and into New Pameco, with New Pameco being the surviving corporation from such merger (the "New Pameco Merger") and with New Pameco changing its name to
             -----------------
"Pameco Corporation" upon the closing of the New Pameco Merger; and

          WHEREAS, the purpose of the New Pameco Merger is to facilitate the initial public offering of shares of the common stock of New Pameco (the "New
                                                                          ---
Pameco IPO") which is expected to close on or before June 10, 1997; and
----------

          WHEREAS, the Company and New Pameco have requested that the Lenders and the Agent consent to the New Pameco Merger and the New Pameco IPO and agree to certain waivers and amendments in connection with the New Pameco Merger and the New Pameco IPO; and

          WHEREAS, the Lenders and the Agent are willing to grant such consent and agree to such waivers and modifications upon the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

          1.   Defined Terms. Terms defined in the Credit Agreement are used
               -------------
herein with the meanings set forth in the Credit Agreement unless otherwise defined herein.

          2.   Consent and Waivers. (a) The Agent and the Lenders hereby consent
               -------------------
to, and the Agent and Lenders hereby waive any Default or any Event of Default which may arise under Section 6.3 or 6.7 of the Credit Agreement solely as a result of, the consummation of the New Pameco Merger and the New Pameco IPO, provided that the New Pameco Merger and the New Pameco IPO are consummated on the terms and conditions disclosed in the registration statement (file number 333-24043) filed by New Pameco with the Securities and Exchange Commission (as amended as of the date hereof, the "Registration Statement") or on such other terms and conditions
                  -----------------------
as may be approved in writing by the Lenders.

          (b) Provided that New Pameco applies the proceeds of the New Pameco IPO as provided in the Registration Statement, the Agent and the Lenders hereby waive any requirement under Section 2.06(a) and 2.06(b) of the Credit Agreement that the Company make any mandatory prepayment from the proceeds of the New Pameco IPO.

          3.   Assignment and Assumption. (a) Effective upon the consummation of
               -------------------------
the New Pameco Merger, and without the necessity of any further action, (i) the Company shall be have assigned to New Pameco all of the Company's rights, titles and interests in and to the Credit Agreement and the other Loan Documents executed by the Company and New Pameco hereby agrees to accept such assignment (and the Lenders and the Agent hereby consent to such assignment), and (ii) the Company shall have assigned to New Pameco all of the Company's covenants, representations, warranties, obligations, duties, indebtedness and liabilities under the Credit Agreement and the other Loan Documents executed by the Company (whether arising or accruing before, on or after the consummation of the New Pameco Merger) and New Pameco shall have assumed such covenants, representations, warranties, obligations, duties, indebtedness and liabilities and to perform and observe the same to the same extent as if it were an original signatory to the Credit Agreement and such other Loan Documents (and the Lenders and the Agent hereby consent to such assumption).

          (b) New Pameco agrees that all rights, titles and interests acquired by it in any and all Collateral of the Company acquired by it as a result of the consummation of the New Pameco Merger shall continue to be subject to the Liens and other rights, titles and interests of the Lenders and the Agent under the Company Security Agreement, the Company Pledge Agreement, the Company Patent and Trademark Assignment, the Lock Box Agreement and any other Collateral Documents or Loan Documents executed by the Company.

          (c) For avoidance of doubt, New Pameco agrees that, from and after the consummation of the New Pameco Merger, (i) New Pameco shall be deemed to have granted Liens to the Agent, for the benefit of the Lenders, under the Company Security Agreement, the Company Pledge Agreement, the Company Patent and Trademark Assignment, the Lock Box Agreement and any other Collateral Documents or Loan Documents executed by the Company on any and all Collateral then owned or thereafter acquired by New Pameco, all in accordance with (and to the same extent as if New Pameco were an original signatory to) such Collateral Documents and Loan Documents, (ii) New Pameco shall be and serve as the "Company" for all purposes of the Credit Agreement and the other Loan Documents executed by the Company and shall perform and observe all of the covenants, agreements, terms, conditions, obligations, duties and liabilities of the "Company" thereunder and shall be deemed to have granted to the Agent (for the benefit of the Lenders) all of the Liens granted by the "Company" thereunder, all to the same extent as if New Pameco were an original signatory thereto and on the terms and subject to the conditions of the Credit Agreement and such other Loan Documents, and (iii) all references to the "Company" or "Holdings" in any of the Loan Documents shall be deemed to be references to New Pameco as successor by merger to Old Pameco and Holdings.

          4.   Amendments of Section 1.1. Section 1.1 of the Credit Agreement is
               -------------------------
hereby amended by:

          (a)  Deleting therefrom the definitions of the following terms:
     "Adjusted Interest Coverage Ratio", "Guarantees", "Holdings", "Holdings Guarantee", "Holdings Interest Expense", "Holdings Patent and Trademark Assignment", "Holdings Pledge Agreement", "Holdings Preferred Stock", "Holdings Security Agreement", "Management Services Agreement", "New Subordinated Bridge Note", "Series A Preferred Stockholder Agreement", and "Stockholder Agreements";

          (b) Deleting therefrom the definition of the term "Applicable Margin", and by substituting the following new definition of such term in lieu thereof:

          "Applicable Margin" for each Type of Loan shall mean for the period
           -----------------
     commencing with the Effective Date and each subsequent Adjustment Date and ending on the day immediately preceding the next succeeding Adjustment Date, the rate per annum set forth under the relevant column heading below opposite the Interest Coverage Ratio for such period:

          Period                                        Index Rate Loans             Eurodollar Loans
          ------                                        -----------------            -----------------
     Interest Coverage                                         0.00%                        2.00%
       Ratio less than 2.75 to 1.0

     Interest Coverage                                         0.00%                        1.75%
       Ratio equal to or greater than
          2.75 to 1.0


          (c) Adding thereto in correct alphabetical order the following new definitions:

          "IPO Documents" shall mean (i) the Underwriting Agreement, dated as of
           -------------
     June 3, 1997, among Pameco, Donaldson Lufkin & Jenrette Securities Corporation and the other underwriters parties thereto, and (ii) the Agreement and Plan of Merger, dated as of May 9, 1997, among New Pameco, Holdings and the Company.

          "New Pameco" shall have the meaning assigned to it in the Tenth
           ----------
     Amendment.

          "New Pameco IPO" shall have the meaning assigned to it in the Tenth
           --------------
     Amendment.

          "New Pameco Merger" shall have the meaning assigned to it in the Tenth
           -----------------
     Amendment.

          "Registration Statement" shall have the meaning assigned to it in the
           ----------------------
     Tenth Amendment.

          "Tenth Amendment" shall mean the Waiver and Tenth Amendment, dated as
           ---------------
     of June 3, 1997, among Pameco Corporation, New Pameco Georgia Corporation, the Lender signatory thereto and the Agent.

          "Tenth Amendment Effective Date" shall have the meaning given such
           ------------------------------
     term in the Tenth Amendment.

          5.   Amendment of Section 2.13.  Section 2.13 of the Credit Agreement
               -------------------------
is hereby amended by deleting therefrom the date "November 21, 1996" as it appears and substituting therefor the date "June 3, 1997".

          6.   Amendment of Section 2.18.  Section 2.18 of the Credit Agreement
               -------------------------
is hereby amended by deleting such section in its entirety and by substituting the following new section in lieu thereof:

               2.18   Use of Proceeds.  The proceeds of the Loan shall be
                      ---------------
          used by the Company to finance the working capital and capital expenditure requirements of the Company and its Subsidiaries in the ordinary course of business.

          7.   Amendment of Section 3.1.  Section 3.1 of the Credit
               ------------------------
Agreement shall be deleted in its entirety and the following new Section 3.1 shall be substituted in lieu thereof:

               3.1    Financial Condition.   (a)The audited consolidated
                      -------------------
          balance sheets of the Company and its Consolidated Subsidiaries as at February 28, 1997, and the related audited consolidated statements of income, shareholder's equity and cash flows for the year then ended, copies of which have heretofore be furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of each such Person as at such date and the consolidated results of its operations and its consolidated cash flows for the fiscal period then ended. Also such financial statements have been prepared in accordance with GAAP applied consistently throughout the periods involved. The Company and its Consolidated Subsidiaries do not have any material Contingent Obligation, contingent liability or liability for taxes or long-term lease or unusual forward or long-term commitment likely (individually or in the aggregate) to result in a Material Adverse Effect that is not reflected in said financial statements or in the notes thereto. During the period from February 28, 1997 to and including the date hereof there has been no sale, transfer or other disposition by the Company or any of its Consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Company and its Consolidated Subsidiaries at February 28, 1997, except pursuant to the New Pameco Merger as disclosed in the aforesaid audited financial statements.

               (b) Except as set forth on Schedule VII, there has been no material adverse change in the business, operations, property or condition (financial or otherwise) of the Company and its Consolidated Subsidiaries taken as a whole since February 28, 1997.

               (c) No dividends or other distributions have been declared, paid or made upon any shares of capital stock of the Company or any of its Subsidiaries, nor have any shares of capital stock of the Company or any of its Subsidiaries been redeemed, retired, purchased or otherwise acquired for value by the Company or any of its Subsidiaries since February 28, 1997, except as may be permitted hereunder.

               (d)    The pro forma consolidated balance sheet of the Company
                          --- -----
          and its Consolidated Subsidiaries as at February 28, 1997, a copy of which has been furnished to each Lender, has been prepared in accordance with GAAP (except that, in lieu of footnotes, the Company may provide to the Agent such supporting information as it shall have reasonably available), adjusted as if the New Pameco Merger, the New Pameco IPO and all transactions contemplated by the IPO Documents and the Registration Statement had occurred as at the date of such balance sheet, and present fairly on a pro forma basis the consolidated
                                         --- -----
          financial condition of the Company and its Consolidated Subsidiaries at such date assuming that the events described in this sentence had actually occurred on such date.

          8.   Amendment of Section 3.18.  Section 3.18 of the Credit
               -------------------------
Agreement shall be deleted in its entirety and the following new Section 3.18 shall be substituted in lieu thereof:

               3.18   Solvency and Equivalent Value.  After giving effect to the
                      -----------------------------
     New Pameco Merger, the New Pameco IPO, the transactions contemplated by the IPO Documents, the repayment in full of the Junior Subordinated Debt, the New Subordinated Debt and the Subordinated Bridge Loan and the payment of all legal, investment banking, accounting and other fees and expenses related hereto and thereto, each of the Company and its Subsidiaries will be Solvent as of and on each of (i) the Tenth Amendment Effective Date and
     (ii) the date on which the New Pameco IPO is consummated.

          9.   Amendment of Section 3.22.  Section 3.22 of the Credit Agreement
               -------------------------
is hereby deleted in its entirety and the following new Section 3.22 is substituted in lieu thereof:

               3.22   IPO Documents and Registration Statement.  A true and
                      ----------------------------------------
     complete copy of the form of each of the IPO Documents and Registration Statement (including all exhibits, schedules and amendments to any thereof) has been delivered to each Lender. Each of the IPO Documents and the Registration Statement has been duly executed and delivered by the parties thereto and is in full force and effect in accordance with its terms. As of the Tenth Amendment Effective Date, the representations and warranties of Holdings, the Company and New Pameco contained in the IPO Documents are true and correct in all material respects as if made as of such date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); the Agent and the Lenders are entitled to rely upon such representations and warranties to the same extent as though the same were set in full herein. Neither Holdings, the Company, New Pameco nor any of their respective Subsidiaries is in default under any of the IPO Documents and, to the best knowledge of the Company after due inquiry, no event or condition exists which would give any party the right to terminate any of the IPO Documents or to fail to consummate the transactions contemplated thereby.

          10.  Amendment of Section 3.24.  Section 3.24 of the Credit Agreement
               -------------------------
is hereby amended by deleting therefrom the references to the names "Brian R. Esher" and "Thomas Twells" and by substituting reference to the name "Gerald V. Gurbacki".

          11.  Addition of Section 3.34.  A new Section 3.34 shall be inserted
               ------------------------
after Section 3.33 of the Credit Agreement and shall read as follows;

               3.34   New Pameco Merger and IPO.  As of the Tenth Amendment
                      -------------------------
     Effective Date, all actions necessary for the consummation the New Pameco Merger in accordance with the terms and conditions of the IPO Documents have been duly taken.

          12.  Amendment of Section 6.1(b).  Section 6.1(b) of the Credit
               ---------------------------
Agreement is hereby amended in its entirety to read as follows:

               (b) Indebtedness of the Company in respect of the Junior Subordinated Debt, the New Subordinated Debt, and the Subordinated Bridge Loan; provided, however, that all Indebtedness with respect to
                       --------  -------
          the foregoing subordinated debt shall be repaid in full by the Company from the proceeds of the New Pameco IPO on the date on which the New Pameco IPO is consummated, which date shall be no later than June 10, 1997, and shall not be outstanding thereafter;

          13.  Amendment of Section 6.3.  Section 6.3 of the Credit
               ------------------------
Agreement is hereby amended by deleting the reference therein to the "Transfer Agreement" and by substituting in lieu thereof a reference to the "Transfer Agreement or the IPO Documents".

          14.  Amendment of Section 6.4.  Section 6.4 of the Credit
                    ------------------------
Agreement is hereby deleted in its entirety and the following new Section 6.4 is substituted in lieu thereof:

               6.4    Limitation on Dividends and Restricted Payments.  The
                      -----------------------------------------------
     Company shall not, and shall not permit any of its Subsidiaries to, declare or pay any dividend (other than dividends payable solely in common stock of the Company) on, or make any payment on account of, or set part assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of the Company or any of its Subsidiaries, or any warrants or options to purchase such stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any of its Subsidiaries (collectively, "Restricted Payments"), except that:
                                             -------------------
     (a) any Subsidiary of the Company may make Restricted Payments to the Company; and (b) the Company may make Restricted Payments in any one fiscal year of the Company, beginning with the fiscal year ended February 28, 1998, so long as the aggregate amount of such payments for any such fiscal year shall not exceed 75% of the Consolidated Net Income of the Company for the immediately preceding fiscal year (as reflected in the audited financial statements required by subsection 5.1(a) of the Credit Agreement for such prior fiscal year of the Company, which financial statements must have been prepared in accordance with GAAP applied consistently throughout such fiscal year and certified with an Unqualified Opinion by an accountant of nationally recognized standings selected by the Company and acceptable to the Agent) and provided further, that no such payment shall be made pursuant to this clause (b) when any Default or Event of Default has occurred and is continuing.

          15.  Amendment of Section 6.5.  Section 6.5 of the Credit Agreement is
               ------------------------
amended by deleting clause (g) thereof in its entirety and by substituting the following new clause (g) in lieu thereof:

               (g) the acquisition by purchase or otherwise of the capital stock of or all or substantially all of the business, properties or assets of any one or more Persons for aggregate consideration not to exceed $1,000,000 in any one such acquisition transaction or in any series of related acquisition transactions; provided that the aggregate consideration for all acquisitions made pursuant to this paragraph (g) in any fiscal year of the Company ending on or after February 28, 1997 shall not exceed $5,000,000.

          16.  Amendment of Section 6.6.  Section 6.6 of the Credit Agreement is
               ------------------------
amended by deleting clause (c) thereof in its entirety and by substituting the following new clause (c) in lieu thereof:

               (c) pursuant to the terms of the Transfer Agreement, the Purchase Agreement or the IPO Documents.

          17.  Amendment of Section 6.8.  Section 6.8 of the Credit Agreement is
               ------------------------
hereby deleted in its entirety and the following new Section 6.8 is substituted in lieu thereof:

               6.8  Financial Condition Covenants.  The Company shall not
                    -----------------------------
     violate any of the financial covenants set forth on Schedule XX hereto.
                                                         -----------

          18.  Deletion of Section 6.10.  Section 6.10 of the Credit Agreement
               ------------------------
is hereby deleted in its entirety.

          19.  Amendment of Section 7.  Section 7 of the Credit Agreement shall
               ----------------------
be amended by deleting therefrom paragraphs (o), (p), (s), (t), (u), (v), (w),
(y), (z), and (ad).

          20.  Revision of Certain Schedules; New Schedule.  Schedule II and
               -------------------------------------------
Schedule III to the Credit Agreement are hereby deleted and replaced with the updated Schedule II and Schedule III attached hereto, respectively. In addition, Schedule XX attached hereto is deemed incorporated in the Credit Agreement by this reference.

          21.  Termination of Holdings Loan Documents.  On the Tenth Amendment
               --------------------------------------
Effective Date, the Holdings Guarantee, the Holdings Security Agreement, the Holdings Pledge Agreement, and the Holdings Patent and Trademark Assignment shall be deemed terminated; provided, however, that such termination shall not
                            --------  -------
release, modify or impair the obligations, liabilities and indebtedness of New Pameco, as successor by merger to the Company and Holdings, under the Collateral Documents and other Loan Documents executed by the Company, all of which shall remain in effect as amended or supplemented by this Tenth Amendment except as provided in this Section 21.

          22.  New Promissory Note.  On the Tenth Amendment Effective Date, New
               -------------------
Pameco shall execute and deliver to the Agent a Promissory Note (the "New
                                                                      ---
Promissory Note"), substantially in the form of Annex A to this Tenth Amendment,
---------------
in substitution and exchange for, but not in payment of, that certain promissory note of the Company made in favor of GE Capital in the principal amount of $100,000.000.00.

          23.  New Fee Letter.  On the Tenth Amendment Effective Date, the
               --------------
Company, New Pameco, PSC, GE Capital and Redwood Receivables Company shall have entered into a Fee Letter dated June 3, 1997 (the "New Fee Letter").
                                                   --------------

          24.  Conditions to Effectiveness.  This Tenth Amendment shall become
               ---------------------------
effective (the actual date of such effectiveness, the "Tenth Amendment Effective
                                                       -------------------------
Date") as of the date first above written when:
----

               (a) counterparts hereof shall have been duly executed and delivered by each of the parties hereto and acknowledged by Holdings;

               (b) the Agent shall have received a Promissory Note, executed and delivered by a duly authorized officer New Pameco, which conforms to the requirements of the Credit Agreement and Section 22 of this Tenth Amendment;

               (c) the Agent shall have received, with a copy for each Lender, a certificate of the Secretary or an Assistant Secretary of each of the Company, New Pameco and Holdings (collectively, the "Credit Parties"),
                                                          --------------
     dated as of the Tenth Amendment Effective Date, and certifying (i) that attached thereto is a true and complete copy of the resolutions (which resolutions are in form and substance reasonably satisfactory to each Lender) of the board of directors of such Credit Party authorizing, as applicable, the execution, delivery and performance of this Tenth Amendment, the Consent and Acknowledgment attached hereto, the New Promissory Note, the New Fee Letter, and related matters, in each case certified by the Secretary or an Assistant Secretary of such Credit Party as of the Tenth Amendment Effective Date and (ii) as to the incumbency and specimen signature of such Credit Party's officers executing this Tenth Amendment and all other documents required or necessary to be delivered hereunder or in connection herewith. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

               (d) the Agent shall have received, with a copy for each Lender, true and complete copies of the certificate of incorporation and by-laws of each Credit Party, certified as of the Tenth Amendment Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Credit Party;

               (e) the Agent shall have received with a counterpart for each Lender the executed legal opinion of Kilpatrick Stockton LLP., counsel to the Credit Parties, in form and substance satisfactory to the Agent;

               (f) the consummation of the transactions contemplated hereby and by the IPO Documents shall not contravene, violate or conflict with, or involve the Agent or any Lender in a violation of, any Requirement of Law;

               (g) the Agent shall have received evidence of the filing of such Uniform Commercial Code financing statements as the Agent has requested in order to continue in favor of the Agent, for the benefit of the Agent and the Lenders, a perfected First Lien on the Collateral;

               (h) the Agent shall have received copies of all lien searches that it deems appropriate with respect to New Pameco, and none of such searches shall have revealed that any existing liens or encumbrances on the assets of New Pameco exists other than those liens or encumbrances that are permitted under Section 6.2 of the Credit Agreement as amended hereby;

               (i) the Agent shall have received a Certificate of Existence, dated no more than ten (10) days prior to the Tenth Amendment Effective Date, with respect to New Pameco from the Secretary of State of Georgia;

               (j) the New Pameco Merger shall have been consummated as contemplated by the IPO Documents and the Registration Statement, the Agent shall have received a fully executed copy of the related Agreement and Plan of Merger, dated as of May 9, 1997, among Old Pameco, Holdings and New Pameco, and the Agent shall have received a copy of the Certificate of Merger for the New Pameco Merger as filed in the Offices of the Secretaries of State of the States of Delaware and Georgia; and

               (k) the Company and New Pameco shall have taken such other actions and provided such other documentation as the Agent may request.

               25.  Conditions Subsequent.  (a) (i) The New Pameco IPO shall
                    ---------------------
have been consummated as contemplated by the IPO Documents and the Registration Statement on or before June 10, 1997 and (ii) on the date that the New Pameco IPO is consummated (which date shall be no later than June 10, 1997) (the "IPO
                                                                           ---
Closing Date"), New Pameco shall provide to the Agent evidence satisfactory to
------------
the Agent of the consummation of the New Pameco IPO;

               (b) (i) On the IPO Closing Date, New Pameco shall have repaid in full all of the then-outstanding Junior Subordinated Debt, New Subordinated Debt and Subordinated Bridge Loan and (ii) the Agent shall have received on the IPO Closing Date evidence satisfactory to the Agent that all such Indebtedness has been paid in full and is no longer outstanding; and

               (c) Within thirty (30) days after the Tenth Amendment Effective Date, the Agent shall have received the results of a recent search by a Person satisfactory to the Agent of the Uniform Commercial Code filings which may have been filed in the jurisdictions set forth on Schedule III with respect to Old Pameco, Holdings and New Pameco, or such other evidence satisfactory to Agent of the filing of the financing statements filed pursuant to the Tenth Amendment and any other financing statements that may have been filed by third party creditors; all such searches and other evidence will be obtained at the expense of New Pameco.

               Any default by New Pameco in the observance or performance of any of the foregoing conditions subsequent shall be deemed an "Event of Default" under the Credit Agreement.

               26.  Representations and Warranties of the Company and New
                    -----------------------------------------------------
Pameco. Each of the Company and New Pameco represents and warrants that:

               (a) each of this Tenth Amendment, the Credit Agreement as amended by this Tenth Amendment, and the New Promissory Note has been duly authorized, executed and delivered by each such party which is a signatory thereto;

               (b) each of this Tenth Amendment, the Credit Agreement as amended by this Tenth Amendment, and the New Promissory Note constitutes the legal, valid and binding obligation of each such party which is a signatory thereto;

               (c)  each of the representations and warranties set forth in
     Section 3 of the Credit Agreement is true and correct as of the Tenth Amendment Effective Date; provided that (i) references in the Credit Agreement to "this Agreement" shall be deemed references to the Credit Agreement as amended to date and by this Tenth Amendment and references to the "Note" in the Credit Agreement shall be deemed references to the New Promissory Note, (ii) all references to Schedule II and Schedule III to the Credit Agreement shall be deemed to be references to Schedule II and
     Schedule III attached to this Tenth Amendment, respectively, and (iii) references in the Credit Agreement and the other Loan Documents to the "Company" or "Holdings" shall be deemed to be references to New Pameco as successor by merger to Old Pameco and Holdings, and New Pameco hereby makes each such representation and warranty to and for the benefit of the Lenders and the Agent as if the same were set forth in full herein;

               (d) prior to the consummation of the Merger, New Pameco was not engaged in any business activities and had incurred no Indebtedness;

               (e) except for the actions and filings expressly provided for herein and taken or made by the Pameco Entities, no further action is required to be taken, or filings to be made, in order for each of the Loan Documents to continue to be in full force and effect;

               (f) after giving effect to this Tenth Amendment, there does not exist any Default or Event of Default, and after giving effect to the New Pameco Merger and the New Pameco IPO, there will not exist any Default or Event of Default; and

               (g) neither the Company, Holdings nor New Pameco has any trade name, fictitious name, assumed name or "doing business as" name except as disclosed on the updated Schedule II to the Credit Agreement attached hereto and such schedule also lists the locations of New Pameco's chief executive office and principal place of business (both before and after giving effect to the New Pameco Merger) as well as all other locations where New Pameco will be doing business after giving effect to the New Pameco Merger.

          27.  Continuing Effects.  Except as expressly waived hereby, the
               ------------------
Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

          28.  Expenses.  New Pameco agrees to pay and reimburse the Agent for
               --------
all of its out-of-pocket costs and expenses incurred in connection with (a) any and all periodic field examinations relating to the Credit Agreement which have been undertaken by General Electric

Capital Corporation through and after the date hereof and (b) the negotiation, preparation, execution, and delivery of this Tenth Amendment, including the reasonable fees and expenses of counsel to the Agent.

          29.  Counterparts.  This Tenth Amendment may be executed in any number
               ------------
of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          30.  GOVERNING LAW.  THIS TENTH AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              PAMECO CORPORATION


                              By: _____________________________________________
                                   Treasurer


                              NEW PAMECO GEORGIA CORPORATION


                              By: _____________________________________________
                                   Treasurer

                              GENERAL ELECTRIC CAPITAL  CORPORATION,
                              as Agent and as the sole Lender


                              By: _____________________________________________
                              Title:___________________________________________



                          ACKNOWLEDGMENT AND CONSENT

          The undersigned does hereby acknowledge and consent to the within and foregoing Waiver and Tenth Amendment.

                              PAMECO HOLDINGS, INC.


                              By:______________________________________________
                                  Treasurer

                                PROMISSORY NOTE
                                ---------------

$100,000,000.00                                         New York, New York
                                                             March 19, 1992
                                                        Amended and Restated
                                                             June 3, 1997


          FOR VALUE RECEIVED, the undersigned, PAMECO CORPORATION (the

"Company"), a Georgia corporation formerly known as New Pameco Georgia
 -------
Corporation and the successor by merger to Pameco Corporation, a Delaware corporation, hereby unconditionally promises to pay on the Termination Date, to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (the "Lender") at the office of General Electric Capital Corporation, as agent for
-------
the lenders parties to the Credit Agreement referred to below (in such capacity, the "Agent"), located at 201 High Ridge Road, Stamford, CT 06927, in lawful
     -----
money of the United States of America and in immediately available funds, the principal amount equal to the lesser of (a) ONE HUNDRED MILLION AND 00/100 DOLLARS ($100,000,000.00) and (b) the aggregate unpaid principal amount of all Loans made by the Lender to the undersigned pursuant to subsection 2.1 of said Credit Agreement and all other Loans made or deemed made by the Company under the Credit Agreement.

          The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the applicable rate per annum as specified in subsection 2.4 of said Credit Agreement until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on such overdue amount at the rate per annum set forth in subsection 2.4(c) of said Credit Agreement until paid in full (both before and after judgment). Interest shall be due and payable in arrears on each Interest Payment Date, as such term is defined in the Credit Agreement, provided that interest accruing pursuant to subsection 2.4(c) shall be payable on demand.

          The holder of this Note is authorized to record the date, Type and amount of each Loan made by such Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and the length of each Interest Period with respect thereto, and any such recordation shall constitute prima
                                                                       -----
facie evidence of the accuracy of the information so recorded in the absence of
-----
manifest error, provided that failure by the Lender to make such recordation on
                --------
this Note shall not affect any of the obligations of the Company under this Note or said Credit Agreement.

          This Note is one of the Notes referred to in the Credit Agreement, dated as of March 19, 1992 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the undersigned, the Lender, the
                   ----------------
other lenders and financial institutions parties thereto and General Electric Capital Corporation, as Agent, is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit

Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

          This Note is being issued in replacement of and substitution for that certain Promissory Note dated November 21, 1996 by the Company to the order of the Lender in the principal amount of $100,000,000, which was issued in replacement of and substitution for those certain prior notes executed by the Company in favor of Lender. In addition to the indebtedness evidenced by this Note, this Note shall also evidence any accrued and unpaid interest on such preceding notes.

          Upon the occurrence of any one or more of the Events of Default specified in such Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                          PAMECO CORPORATION, a Georgia corporation


                          By:_____________________________________________
                              Treasurer

                                                                 SCHEDULE I
                                                                 TO NOTE
                                                                 -------


                        BASE RATE LOANS AND CONVERSIONS
                          AND REPAYMENTS OF PRINCIPAL

                                          Amount of     Amount of
                                          Base Rate     Eurodollar
                                          Loans Con-    Loans        Amount of
                           Amount of      verted into   Converted    Principal     Unpaid        Notation
Date        Interest       of Base Rate   Eurodollar    into Base    Repaid        Principal     Made
----                                                                 ------                      ----
            Period         Loans          Loans         Rate Loans                 Balance       By
            ------         -----          -----         ----------                 -------       --
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______

                                                                 SCHEDULE II
                                                                 TO NOTE
                                                                 -----------


                       EURODOLLAR LOANS AND CONVERSIONS
                          AND REPAYMENTS OF PRINCIPAL

                                          Amount of     Amount of
                                          Base Rate     Eurodollar
                                          Loans Con-    Loans
           Amount of                      verted into   Converted    Amount of     Unpaid
           Eurodollar       Interest      Eurodollar    into Base    Principal     Principal     Notation
Date       Loan             Period        Loans         Rate Loans   Repaid        Balance       Made By
----       -----            ------        -----         ----------   ------        -------       -------
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______
______      ________       __________     ____________    _______    ________      __________    _______

                                  SCHEDULE II
                                      to
                               Credit Agreement

                      LIST OF CHIEF EXECUTIVE OFFICE AND
                  PRINCIPAL PLACE OF BUSINESS  OF THE COMPANY
                  -------------------------------------------

                               1000 Center Place
                            Norcross, Georgia 30093



                            LIST OF OTHER PLACES OF
                            BUSINESS OF THE COMPANY
                            -----------------------

                               See Attachment I


                 TRADE NAMES, FICTITIOUS NAMES, ASSUMED NAMES
                 AND "DOING BUSINESS AS" NAMES OF THE COMPANY
                 --------------------------------------------

          Pameco Corp.                            Knoxville Refrigeration

          National Temperature Control Centers    R&R Supply

          NTCC                                    Thermal Company

          Melchoir, Armstrong, Dessau             Thermal Supply

          Melco                                   Westbrook Distribution

          Graves Refrigeration                    Pameco-Aire

          Graves Brothers                         Gulf Coast Air Conditioning

          J & P Supply                            Rick's Supply

                                                  Chase Supply

                                                  Trigg Supply

                                                  Bellow-Evans

                                 SCHEDULE III
                                      to
                               Credit Agreement

                                FILING OFFICES

--------------------------------------------------------------------------------
             STATE                          FILING OFFICE
--------------------------------------------------------------------------------
Alabama                            Secretary of State
--------------------------------------------------------------------------------
Alaska                             Department of Natural Resources
--------------------------------------------------------------------------------
Arizona                            Secretary of State
--------------------------------------------------------------------------------
Arkansas                           Secretary of State
                                   Sebastian County Recorder
                                   Washington County Recorder
--------------------------------------------------------------------------------
California                         Secretary of State
--------------------------------------------------------------------------------
Colorado                           Secretary of State
--------------------------------------------------------------------------------
Connecticut                        Secretary of State
--------------------------------------------------------------------------------
Delaware                           Secretary of State
--------------------------------------------------------------------------------
Florida                            Secretary of State
--------------------------------------------------------------------------------
Georgia                            Clerk of Superior Court of Gwinnett County
--------------------------------------------------------------------------------
Hawaii                             Registrar of Conveyances
--------------------------------------------------------------------------------
Idaho                              Secretary of State
--------------------------------------------------------------------------------
Illinois                           Secretary of State
--------------------------------------------------------------------------------
Indiana                            Secretary of State
--------------------------------------------------------------------------------
Iowa                               Secretary of State
--------------------------------------------------------------------------------
Kentucky                           Secretary of State
                                   Jefferson County Recorder
                                   Christian County Recorder
                                   Daviess County Recorder
                                   McCracken County Recorder
--------------------------------------------------------------------------------
Lousiana                           Clerk of Court of Quachita Parish
--------------------------------------------------------------------------------
Maryland                           State Department of Assessment and Taxation
--------------------------------------------------------------------------------
Massachusetts                      Secretary of State
                                   Town Clerk, Waltham, MA
                                   Town Clerk, West Springfield, MA
--------------------------------------------------------------------------------
Michigan                           Secretary of State
--------------------------------------------------------------------------------
Minnesota                          Secretary of State
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mississippi                        Secretary of State
                                   Washington County Recorder
                                   Hinds County Recorder
                                   Adams County Recorder
                                   Pike County Recorder
                                   Jones County Recorder
                                   Lauderdale County Recorder
                                   Lafayette County Recorder
                                   Lee County Recorder
                                   Lowndes County Recorder
--------------------------------------------------------------------------------
Missouri                           Secretary of State
                                   Cape Girardeau County Recorder
--------------------------------------------------------------------------------
Montana                            Secretary of State
--------------------------------------------------------------------------------
Nebraska                           Secretary of State
--------------------------------------------------------------------------------
Nevada                             Secretary of State
--------------------------------------------------------------------------------
New Jersey                         Secretary of State
--------------------------------------------------------------------------------
New Mexico                         Secretary of State
--------------------------------------------------------------------------------
New York                           Secretary of State
                                   Nassau County Recorder
                                   Albany County Recorder
                                   Onondaga County Recorder
                                   Monroe County Recorder
                                   Erie County Recorder
                                   Bronx County Recorder
                                   Queens County Recorder
--------------------------------------------------------------------------------
North Carolina                     Secretary of State
                                   Buncombe County Recorder
                                   Mecklenburg County Recorder
                                   Guilford County Recorder
                                   Catawba County Recorder
                                   Forsyth County Recorder
                                   Wake County Recorder
                                   Pitt County Recorder
                                   Cumberland County Recorder
                                   Onslow County Recorder
                                   New Hanover County Recorder
                                   Durham County Recorder
--------------------------------------------------------------------------------
North Dakota                       Secretary of State
--------------------------------------------------------------------------------
Oklahoma                           Secretary of State
--------------------------------------------------------------------------------
Oregon                             Secretary of State
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pennyslvania                       Secretary of State
                                   Dauphin County Recorder
                                   Luzerne County Recorder
                                   Philadelphia County Recorder
                                   Lehigh County Recorder
                                   Montgomery County Recorder
                                   Prussia County Recorder
--------------------------------------------------------------------------------

Rhode Island                       Secretary of State
--------------------------------------------------------------------------------
South Carolina                     Secretary of State
--------------------------------------------------------------------------------
South Dakota                       Secretary of State
--------------------------------------------------------------------------------
Tennessee                          Secretary of State
--------------------------------------------------------------------------------
Texas                              Secretary of State
--------------------------------------------------------------------------------
Utah                               Division of Corporation and Commercial Code
--------------------------------------------------------------------------------
Virginia                           State Corporation Commission
                                   County Clerk of Fairfax County, VA
                                   City Clerk of Danville, VA
                                   City Clerk of Lynchburg, VA
--------------------------------------------------------------------------------
Washington                         Department of Licensing
--------------------------------------------------------------------------------
Wisconsin                          Department of Financial Division of Corporate
                                   and Consumer Services
--------------------------------------------------------------------------------
Wyoming                            Natron County Recorder
--------------------------------------------------------------------------------

                                  SCHEDULE XX
                                      to
                               Credit Agreement


                              FINANCIAL COVENANTS
                              -------------------


     The Company shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP, consistently applied:

          (a)  Company EBITDA. As of any date of determination, the Company
               --------------
EBITDA for the preceding twelve consecutive fiscal months shall not be less than $7,800,000.

          (b)  Interest Coverage Ratio.  As of any date of determination, the
               -----------------------
Interest Coverage Ratio for the preceding twelve consecutive fiscal months shall not be less than 1.07 to 1.0.

          (c)  Fixed Charge Coverage Ratio. As of any date of determination, the
               ---------------------------
ratio of (i) Company EBITDA to (ii) Company Fixed Charges for the preceding twelve consecutive fiscal months shall not be less than 1.05 to 1.0.

          (d)  Maintenance of Net Worth. The Company Net Worth on the last day
               ------------------------
of each fiscal quarter ending on the last day of any fiscal year set forth below shall not be less than the amount set forth opposite such fiscal year:

    FISCAL YEAR ENDING                            AMOUNT
    ------------------                            ------
    February 28, 1998                        $52,500,000
    February 28, 1999                        $56,000,000
    Each Fiscal Year
           ending thereafter                 $59,500,000